SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported)
May 18, 2004 (May 12, 2004)

PRIVATE BUSINESS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

9020 Overlook Boulevard, Brentwood, Tennessee 37027
(Address of principal executive offices)

(615) 221-8400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press Release dated May 12, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 12, 2004, Private Business, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the first quarter ended March 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.
By:	/s/ Gerard M. Hayden, Jr.
Gerard M. Hayden, Jr.
Chief Financial Officer

Date: May 18, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated May 12, 2004.